News Release

Trustmark Corporation Announces First Quarter 2010 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, MS – April 27, 2010 – Trustmark Corporation (NASDAQ:TRMK) announced net income available to common shareholders of $23.5 million in the first quarter of 2010, which represented basic earnings per common share of $0.37.  Trustmark’s first quarter net income produced a return on average tangible common equity of 11.98%.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable June 15, 2010, to shareholders of record on June 1, 2010.

Richard G. Hickson, Chairman and CEO, stated, “Trustmark continued to produce strong financial results as reflected by our robust net interest margin, solid noninterest income, disciplined management of noninterest expense, and enhanced capital strength.  We continue to look forward to the future as solid earnings, coupled with the strength of Trustmark’s human and financial capital, have positioned us to take advantage of growth opportunities in the marketplace and build shareholder value.”

Credit Quality
•	Florida construction and land development exposure declined 33.5% in 12 months
•	Allowance for loan losses represented 131% of nonperforming loans (excluding impaired loans)

Trustmark continued to make significant progress in the resolution of its construction and land development portfolio in Florida.  During the last 12 months, this portfolio has been reduced by 33.5% to $183.7 million.  At March 31, 2010, Florida nonimpaired construction and land development loans totaled $148.8 million with an associated reserve for loan losses of $19.6 million, or 13.20%.  Managing credit risks resulting from current economic and real estate market conditions continues to be a primary focus for Trustmark.

During the first quarter, nonperforming loans increased $24.3 million relative to the prior quarter to total $165.5 million, or 2.61% of total loans.  This increase was principally attributable to three residential real estate development credits in the Corporation’s Mississippi and Texas markets which were impaired and written down to net realizable value.  Foreclosed real estate increased $1.1 million to total $91.2 million as continued progress was made in the disposition of foreclosed properties in the Corporation’s Florida market.  At March 31, 2010, nonperforming assets totaled $256.7 million, representing 3.99% of total loans and other real estate.

Net charge-offs totaled $17.1 million, or 1.08% of average loans, while the provision for loan losses totaled $15.1 million during the first quarter.  Allocation of Trustmark’s $101.6 million allowance for loan losses represented 2.10% of commercial loans and 0.80% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.65% as of March 31, 2010.

Capital Strength
•	Tangible common equity to tangible assets expanded to 9.11%
•	Total risk-based capital increased to 15.15%, significantly exceeding “well-capitalized” standards

Sound balance sheet management and consistent profitability continued to be reflected in Trustmark’s solid capital base.  At March 31, 2010, tangible common equity totaled $818.5 million and represented 9.11% of tangible assets.  Total risk-based capital increased to 15.15%, significantly exceeding the 10% regulatory requirement to be classified as “well-capitalized.”  Trustmark’s strong capital base will support organic growth as well as acquisition opportunities that strengthen the value of the franchise.

Pre-tax, pre-provision earnings of $49.4 million in the first quarter of 2010 continued to reflect the fundamental strengths of Trustmark’s diversified financial services businesses.  Based upon the existing capital base and the expectation of the level of profitability going forward, Trustmark continues to believe in the sustainability of its cash dividend to shareholders.

Balance Sheet Management
•	Net interest margin expanded to 4.42%
•	Net interest income totaled $90.7 million

Average loans in the first quarter totaled $6.4 billion, a decline of $131.8 million from the prior quarter.  This reduction continued to reflect efforts to reduce exposure to construction and land development lending as well as the decision to discontinue indirect auto financing.  Current economic conditions also reduced demand for credit.  Average investment securities increased $124.9 million during the first quarter to $1.8 billion.  As a result of reduced loan balances and increased investment securities, average earning assets remained stable at $8.3 billion during the first quarter.

Average deposits totaled $7.1 billion, an increase of $198.0 million relative to the prior quarter.  Lower deposit cost during the first quarter reflected Trustmark’s strong liquidity while disciplined loan pricing and required minimum loan rates continued to sustain loan yields.  As a result, net interest income totaled $90.7 million during the first quarter while the net interest margin expanded to 4.42%.

Noninterest Income
•	Fee income represented 30.5% of total revenue
•	Service charges on deposit accounts expand year over year to $13.0 million

Noninterest income during the first quarter totaled $38.4 million.  Service charges on deposit accounts totaled $13.0 million, reflecting a seasonal decline from the prior quarter and an increase from levels one year earlier.  Insurance revenue expanded $446 thousand from the prior quarter to $6.8 million.  Mortgage banking income during the quarter was $6.1 million, reflecting solid mortgage servicing income, stable secondary marketing gains, and successful hedging initiatives.  General banking and wealth management income remained stable during the quarter at $5.9 million and $5.4 million, respectively.

Noninterest Expense
•	Noninterest expense remained well-controlled
•	Foreclosure expense declined to $3.0 million

During the first quarter of 2010, noninterest expense totaled $76.4 million, an increase of $714 thousand from the prior quarter.  Salary and benefit expense totaled $42.9 million, reflecting a seasonal increase of $645 thousand from the prior quarter.  Other expense in the first quarter totaled $13.9 million, a decline of $457 thousand from the prior quarter as increased FDIC insurance expense was more than offset by lower foreclosure expense.  Trustmark’s commitment to expense management was reflected in an efficiency ratio of 59.33% during the first quarter.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, April 28, 2010, at 10:00 a.m. Central Time to discuss the Corporation’s financial results.  Interested parties may listen to the conference call by dialing (800) 860-2442, passcode 436565, or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Wednesday, May 5, 2010, in archived format at the same web address or by calling (877) 344-7529, passcode 436565.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:
Louis E. Greer
Treasurer and
Principal Financial Officer
601-208-2310

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898

Trustmark Media Contact:
Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	3/31/2010	12/31/2009	3/31/2009	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$1,514,029	$1,369,022	$1,505,328	$145,007	10.6%	$8,701	0.6%
Securities AFS-nontaxable	105,067	98,456	43,429	6,611	6.7%	61,638	n/m
Securities HTM-taxable	179,076	202,235	178,417	(23,159)	-11.5%	659	0.4%
Securities HTM-nontaxable	46,852	50,411	67,308	(3,559)	-7.1%	(20,456)	-30.4%
Total securities	1,845,024	1,720,124	1,794,482	124,900	7.3%	50,542	2.8%
Loans (including loans held for sale)	6,412,671	6,544,448	6,981,921	(131,777)	-2.0%	(569,250)	-8.2%
Fed funds sold and rev repos	10,438	10,609	15,988	(171)	-1.6%	(5,550)	-34.7%
Other earning assets	46,199	44,197	40,485	2,002	4.5%	5,714	14.1%
Total earning assets	8,314,332	8,319,378	8,832,876	(5,046)	-0.1%	(518,544)	-5.9%
Allowance for loan losses	(106,200)	(105,223)	(97,986)	(977)	0.9%	(8,214)	8.4%
Cash and due from banks	216,305	199,586	239,508	16,719	8.4%	(23,203)	-9.7%
Other assets	910,401	855,714	803,416	54,687	6.4%	106,985	13.3%
Total assets	$9,334,838	$9,269,455	$9,777,814	$65,383	0.7%	$(442,976)	-4.5%

Interest-bearing demand deposits	$1,270,827	$1,134,995	$1,118,347	$135,832	12.0%	$152,480	13.6%
Savings deposits	1,953,711	1,801,870	1,815,672	151,841	8.4%	138,039	7.6%
Time deposits less than $100,000	1,356,469	1,422,270	1,485,680	(65,801)	-4.6%	(129,211)	-8.7%
Time deposits of $100,000 or more	1,014,027	1,039,565	1,074,873	(25,538)	-2.5%	(60,846)	-5.7%
Total interest-bearing deposits	5,595,034	5,398,700	5,494,572	196,334	3.6%	100,462	1.8%
Fed funds purchased and repos	600,826	579,616	674,175	21,210	3.7%	(73,349)	-10.9%
Short-term borrowings	199,550	238,060	647,604	(38,510)	-16.2%	(448,054)	-69.2%
Long-term FHLB advances	75,000	75,000	58,333	-	0.0%	16,667	28.6%
Subordinated notes	49,777	49,769	49,744	8	0.0%	33	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Total interest-bearing liabilities	6,590,291	6,411,249	6,994,532	179,042	2.8%	(404,241)	-5.8%
Noninterest-bearing deposits	1,535,209	1,533,588	1,470,822	1,621	0.1%	64,387	4.4%
Other liabilities	85,982	118,906	120,062	(32,924)	-27.7%	(34,080)	-28.4%
Total liabilities	8,211,482	8,063,743	8,585,416	147,739	1.8%	(373,934)	-4.4%
Preferred equity	-	157,270	205,417	(157,270)	-100.0%	(205,417)	-100.0%
Common equity	1,123,356	1,048,442	986,981	74,914	7.1%	136,375	13.8%
Total shareholders' equity	1,123,356	1,205,712	1,192,398	(82,356)	-6.8%	(69,042)	-5.8%
Total liabilities and equity	$9,334,838	$9,269,455	$9,777,814	$65,383	0.7%	$(442,976)	-4.5%

				Linked Quarter		Year over Year
PERIOD END BALANCES	3/31/2010	12/31/2009	3/31/2009	$ Change	% Change	$ Change	% Change
Cash and due from banks	$191,973	$213,519	$231,211	$(21,546)	-10.1%	$(39,238)	-17.0%
Fed funds sold and rev repos	11,599	6,374	8,014	5,225	82.0%	3,585	44.7%
Securities available for sale	1,706,565	1,684,396	1,613,047	22,169	1.3%	93,518	5.8%
Securities held to maturity	215,888	232,984	256,677	(17,096)	-7.3%	(40,789)	-15.9%
Loans held for sale	176,682	226,225	301,691	(49,543)	-21.9%	(125,009)	-41.4%
Loans	6,170,878	6,319,797	6,640,597	(148,919)	-2.4%	(469,719)	-7.1%
Allowance for loan losses	(101,643)	(103,662)	(100,358)	2,019	-1.9%	(1,285)	1.3%
Net Loans	6,069,235	6,216,135	6,540,239	(146,900)	-2.4%	(471,004)	-7.2%
Premises and equipment, net	145,113	151,161	157,068	(6,048)	-4.0%	(11,955)	-7.6%
Mortgage servicing rights	50,037	50,513	45,256	(476)	-0.9%	4,781	10.6%
Goodwill	291,104	291,104	291,104	-	0.0%	-	0.0%
Identifiable intangible assets	18,944	19,825	22,820	(881)	-4.4%	(3,876)	-17.0%
Other assets	416,075	433,782	308,587	(17,707)	-4.1%	107,488	34.8%
Total assets	$9,293,215	$9,526,018	$9,775,714	$(232,803)	-2.4%	$(482,499)	-4.9%

Deposits:
Noninterest-bearing	$1,511,080	$1,685,187	$1,504,032	$(174,107)	-10.3%	$7,048	0.5%
Interest-bearing	5,635,973	5,503,278	5,652,908	132,695	2.4%	(16,935)	-0.3%
Total deposits	7,147,053	7,188,465	7,156,940	(41,412)	-0.6%	(9,887)	-0.1%
Fed funds purchased and repos	571,711	653,032	607,083	(81,321)	-12.5%	(35,372)	-5.8%
Short-term borrowings	132,784	253,957	448,380	(121,173)	-47.7%	(315,596)	-70.4%
Long-term FHLB advances	75,000	75,000	75,000	-	n/m	-	n/m
Subordinated notes	49,782	49,774	49,750	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Other liabilities	118,252	125,626	168,089	(7,374)	-5.9%	(49,837)	-29.6%
Total liabilities	8,164,686	8,415,958	8,575,346	(251,272)	-3.0%	(410,660)	-4.8%
Preferred stock	-	-	205,564	-	n/m	(205,564)	-100.0%
Common stock	13,302	13,267	11,955	35	0.3%	1,347	11.3%
Capital surplus	250,365	244,864	142,167	5,501	2.2%	108,198	76.1%
Retained earnings	860,398	853,553	845,779	6,845	0.8%	14,619	1.7%
Accum other comprehensive
income (loss), net of tax	4,464	(1,624)	(5,097)	6,088	n/m	9,561	n/m
Total shareholders' equity	1,128,529	1,110,060	1,200,368	18,469	1.7%	(71,839)	-6.0%
Total liabilities and equity	$9,293,215	$9,526,018	$9,775,714	$(232,803)	-2.4%	$(482,499)	-4.9%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	3/31/2010	12/31/2009	3/31/2009	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$84,127	$87,640	$92,382	$(3,513)	-4.0%	$(8,255)	-8.9%
Interest on securities-taxable	19,735	19,093	21,654	642	3.4%	(1,919)	-8.9%
Interest on securities-tax exempt-FTE	2,180	2,183	1,834	(3)	-0.1%	346	18.9%
Interest on fed funds sold and rev repos	8	12	19	(4)	-33.3%	(11)	-57.9%
Other interest income	383	377	313	6	1.6%	70	22.4%
Total interest income-FTE	106,433	109,305	116,202	(2,872)	-2.6%	(9,769)	-8.4%
Interest on deposits	13,904	16,513	22,540	(2,609)	-15.8%	(8,636)	-38.3%
Interest on fed funds pch and repos	226	215	364	11	5.1%	(138)	-37.9%
Other interest expense	1,592	1,716	2,352	(124)	-7.2%	(760)	-32.3%
Total interest expense	15,722	18,444	25,256	(2,722)	-14.8%	(9,534)	-37.7%
Net interest income-FTE	90,711	90,861	90,946	(150)	-0.2%	(235)	-0.3%
Provision for loan losses	15,095	17,709	16,866	(2,614)	-14.8%	(1,771)	-10.5%
Net interest income after provision-FTE	75,616	73,152	74,080	2,464	3.4%	1,536	2.1%
Service charges on deposit accounts	12,977	14,118	12,568	(1,141)	-8.1%	409	3.3%
Insurance commissions	6,837	6,391	7,422	446	7.0%	(585)	-7.9%
Wealth management	5,355	5,438	5,555	(83)	-1.5%	(200)	-3.6%
General banking - other	5,880	5,951	5,407	(71)	-1.2%	473	8.7%
Mortgage banking, net	6,072	6,552	10,907	(480)	-7.3%	(4,835)	-44.3%
Other, net	879	1,814	1,115	(935)	-51.5%	(236)	-21.2%
Nonint inc-excl sec gains, net	38,000	40,264	42,974	(2,264)	-5.6%	(4,974)	-11.6%
Security gains, net	369	19	30	350	n/m	339	n/m
Total noninterest income	38,369	40,283	43,004	(1,914)	-4.8%	(4,635)	-10.8%
Salaries and employee benefits	42,854	42,209	43,425	645	1.5%	(571)	-1.3%
Services and fees	10,255	9,919	10,000	336	3.4%	255	2.6%
Net occupancy-premises	5,034	5,063	5,178	(29)	-0.6%	(144)	-2.8%
Equipment expense	4,303	4,084	4,166	219	5.4%	137	3.3%
Other expense	13,915	14,372	11,638	(457)	-3.2%	2,277	19.6%
Total noninterest expense	76,361	75,647	74,407	714	0.9%	1,954	2.6%
Income before income taxes and tax eq adj	37,624	37,788	42,677	(164)	-0.4%	(5,053)	-11.8%
Tax equivalent adjustment	3,293	2,569	2,397	724	28.2%	896	37.4%
Income before income taxes	34,331	35,219	40,280	(888)	-2.5%	(5,949)	-14.8%
Income taxes	10,876	10,742	13,795	134	1.2%	(2,919)	-21.2%
Net income	23,455	24,477	26,485	(1,022)	-4.2%	(3,030)	-11.4%

Preferred stock dividends	-	2,061	2,688	(2,061)	-100.0%	(2,688)	-100.0%
Accretion of preferred stock discount	-	8,539	438	(8,539)	-100.0%	(438)	-100.0%
Net income available to common shareholders	$23,455	$13,877	$23,359	$9,578	69.0%	$96	0.4%

Per common share data
Earnings per share - basic	$0.37	$0.23	$0.41	$0.14	60.9%	$(0.04)	-9.8%

Earnings per share - diluted	$0.37	$0.23	$0.41	$0.14	60.9%	$(0.04)	-9.8%

Dividends per share	$0.23	$0.23	$0.23	$-	0.0%	$-	0.0%

Weighted average common shares outstanding
Basic	63,743,302	59,131,451	57,350,874

Diluted	63,933,333	59,287,459	57,398,375

Period end common shares outstanding	63,844,500	63,673,839	57,378,318

OTHER FINANCIAL DATA
Return on common equity	8.47%	5.25%	9.60%
Return on average tangible common equity	11.98%	7.80%	14.46%
Return on equity	8.47%	8.05%	9.01%
Return on assets	1.02%	1.05%	1.10%
Interest margin - Yield - FTE	5.19%	5.21%	5.34%
Interest margin - Cost	0.77%	0.88%	1.16%
Net interest margin - FTE	4.42%	4.33%	4.18%
Efficiency ratio	59.33%	57.69%	55.56%
Full-time equivalent employees	2,506	2,524	2,589

COMMON STOCK PERFORMANCE
Market value-Close	$24.43	$22.54	$18.38
Common book value	$17.68	$17.43	$17.34
Tangible common book value	$12.82	$12.55	$11.87

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	3/31/2010	12/31/2009	3/31/2009	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Florida	$79,687	$74,159	$83,789	$5,528	7.5%	$(4,102)	-4.9%
Mississippi (1)	41,795	31,050	21,829	10,745	34.6%	19,966	91.5%
Tennessee (2)	12,673	12,749	5,763	(76)	-0.6%	6,910	n/m
Texas	31,354	23,204	23,122	8,150	35.1%	8,232	35.6%
Total nonaccrual loans	165,509	141,162	134,503	24,347	17.2%	31,006	23.1%
Other real estate
Florida	40,145	45,927	19,830	(5,782)	-12.6%	20,315	n/m
Mississippi (1)	23,082	22,373	9,932	709	3.2%	13,150	n/m
Tennessee (2)	9,769	10,105	9,051	(336)	-3.3%	718	7.9%
Texas	18,180	11,690	3,322	6,490	55.5%	14,858	n/m
Total other real estate	91,176	90,095	42,135	1,081	1.2%	49,041	n/m
Total nonperforming assets	$256,685	$231,257	$176,638	$25,428	11.0%	$80,047	45.3%

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$8,411	$8,901	$10,004	$(490)	-5.5%	$(1,593)	-15.9%

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$48,571	$46,661	$21,128	$1,910	4.1%	$27,443	n/m

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	3/31/2010	12/31/2009	3/31/2009	$ Change	% Change	$ Change	% Change
Beginning Balance	$103,662	$103,016	$94,922	$646	0.6%	$8,740	9.2%
Provision for loan losses	15,095	17,709	16,866	(2,614)	-14.8%	(1,771)	-10.5%
Charge-offs	(19,775)	(20,139)	(14,015)	364	-1.8%	(5,760)	41.1%
Recoveries	2,661	3,076	2,585	(415)	-13.5%	76	2.9%
Net charge-offs	(17,114)	(17,063)	(11,430)	(51)	0.3%	(5,684)	49.7%
Ending Balance	$101,643	$103,662	$100,358	$(2,019)	-1.9%	$1,285	1.3%

PROVISION FOR LOAN LOSSES
Florida	$5,501	$11,371	$10,733	$(5,870)	-51.6%	$(5,232)	-48.7%
Mississippi (1)	3,748	6,310	4,386	(2,562)	-40.6%	(638)	-14.5%
Tennessee (2)	1,314	2,097	1,621	(783)	-37.3%	(307)	-18.9%
Texas	4,532	(2,069)	126	6,601	n/m	4,406	n/m
Total provision for loan losses	$15,095	$17,709	$16,866	$(2,614)	-14.8%	$(1,771)	-10.5%

NET CHARGE-OFFS
Florida	$8,989	$8,174	$6,933	$815	10.0%	$2,056	29.7%
Mississippi (1)	6,777	5,448	3,455	1,329	24.4%	3,322	96.2%
Tennessee (2)	426	1,169	785	(743)	-63.6%	(359)	-45.7%
Texas	922	2,272	257	(1,350)	-59.4%	665	n/m
Total net charge-offs	$17,114	$17,063	$11,430	$51	0.3%	$5,684	49.7%

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.08%	1.03%	0.66%
Provision for loan losses/average loans	0.95%	1.07%	0.98%
Nonperforming loans/total loans (incl LHFS)	2.61%	2.16%	1.94%
Nonperforming assets/total loans (incl LHFS)	4.04%	3.53%	2.54%
Nonperforming assets/total loans (incl LHFS) +ORE	3.99%	3.48%	2.53%
ALL/total loans (excl LHFS)	1.65%	1.64%	1.51%
ALL-commercial/total commercial loans	2.10%	2.10%	1.95%
ALL-consumer/total consumer and home mortgage loans	0.80%	0.80%	0.73%
ALL/nonperforming loans	61.41%	73.43%	74.61%
ALL/nonperforming loans (excl impaired loans)	131.36%	150.13%	137.47%

CAPITAL RATIOS
Total equity/total assets	12.14%	11.65%	12.28%
Common equity/total assets	12.14%	11.65%	10.18%
Tangible equity/tangible assets	9.11%	8.67%	9.37%
Tangible common equity/tangible assets	9.11%	8.67%	7.20%
Tangible common equity/risk-weighted assets	12.15%	11.55%	9.43%
Tier 1 leverage ratio	9.81%	9.74%	10.17%
Tier 1 common risk-based capital ratio	12.14%	11.63%	9.55%
Tier 1 risk-based capital ratio	13.15%	12.61%	13.34%
Total risk-based capital ratio	15.15%	14.58%	15.28%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

	Quarter Ended
AVERAGE BALANCES	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Securities AFS-taxable	$1,514,029	$1,369,022	$1,377,318	$1,395,303	$1,505,328
Securities AFS-nontaxable	105,067	98,456	89,259	70,165	43,429
Securities HTM-taxable	179,076	202,235	191,934	194,079	178,417
Securities HTM-nontaxable	46,852	50,411	55,440	61,166	67,308
Total securities	1,845,024	1,720,124	1,713,951	1,720,713	1,794,482
Loans (including loans held for sale)	6,412,671	6,544,448	6,693,482	6,880,909	6,981,921
Fed funds sold and rev repos	10,438	10,609	12,821	20,973	15,988
Other earning assets	46,199	44,197	43,894	47,084	40,485
Total earning assets	8,314,332	8,319,378	8,464,148	8,669,679	8,832,876
Allowance for loan losses	(106,200)	(105,223)	(102,545)	(106,491)	(97,986)
Cash and due from banks	216,305	199,586	205,361	214,633	239,508
Other assets	910,401	855,714	871,477	824,724	803,416
Total assets	$9,334,838	$9,269,455	$9,438,441	$9,602,545	$9,777,814

Interest-bearing demand deposits	$1,270,827	$1,134,995	$1,148,537	$1,131,765	$1,118,347
Savings deposits	1,953,711	1,801,870	1,797,421	1,869,794	1,815,672
Time deposits less than $100,000	1,356,469	1,422,270	1,434,097	1,493,172	1,485,680
Time deposits of $100,000 or more	1,014,027	1,039,565	1,095,431	1,096,170	1,074,873
Total interest-bearing deposits	5,595,034	5,398,700	5,475,486	5,590,901	5,494,572
Fed funds purchased and repos	600,826	579,616	644,012	589,542	674,175
Short-term borrowings	199,550	238,060	263,891	340,816	647,604
Long-term FHLB advances	75,000	75,000	75,000	75,000	58,333
Subordinated notes	49,777	49,769	49,760	49,752	49,744
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Total interest-bearing liabilities	6,590,291	6,411,249	6,578,253	6,716,115	6,994,532
Noninterest-bearing deposits	1,535,209	1,533,588	1,529,381	1,554,642	1,470,822
Other liabilities	85,982	118,906	113,820	124,586	120,062
Total liabilities	8,211,482	8,063,743	8,221,454	8,395,343	8,585,416
Preferred equity	-	157,270	206,308	205,860	205,417
Common equity	1,123,356	1,048,442	1,010,679	1,001,342	986,981
Total shareholders' equity	1,123,356	1,205,712	1,216,987	1,207,202	1,192,398
Total liabilities and equity	$9,334,838	$9,269,455	$9,438,441	$9,602,545	$9,777,814

PERIOD END BALANCES	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Cash and due from banks	$191,973	$213,519	$191,449	$220,706	$231,211
Fed funds sold and rev repos	11,599	6,374	8,551	16,367	8,014
Securities available for sale	1,706,565	1,684,396	1,528,625	1,488,428	1,613,047
Securities held to maturity	215,888	232,984	242,603	254,380	256,677
Loans held for sale	176,682	226,225	237,152	280,975	301,691
Loans	6,170,878	6,319,797	6,382,440	6,570,582	6,640,597
Allowance for loan losses	(101,643)	(103,662)	(103,016)	(101,751)	(100,358)
Net Loans	6,069,235	6,216,135	6,279,424	6,468,831	6,540,239
Premises and equipment, net	145,113	151,161	151,828	156,541	157,068
Mortgage servicing rights	50,037	50,513	56,042	63,316	45,256
Goodwill	291,104	291,104	291,104	291,104	291,104
Identifiable intangible assets	18,944	19,825	20,819	21,820	22,820
Other assets	416,075	433,782	360,901	364,402	308,587
Total assets	$9,293,215	$9,526,018	$9,368,498	$9,626,870	$9,775,714

Deposits:
Noninterest-bearing	$1,511,080	$1,685,187	$1,493,424	$1,558,934	$1,504,032
Interest-bearing	5,635,973	5,503,278	5,377,011	5,588,955	5,652,908
Total deposits	7,147,053	7,188,465	6,870,435	7,147,889	7,156,940
Fed funds purchased and repos	571,711	653,032	645,057	627,616	607,083
Short-term borrowings	132,784	253,957	315,105	314,751	448,380
Long-term FHLB advances	75,000	75,000	75,000	75,000	75,000
Subordinated notes	49,782	49,774	49,766	49,758	49,750
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Other liabilities	118,252	125,626	121,670	139,638	168,089
Total liabilities	8,164,686	8,415,958	8,147,137	8,424,756	8,575,346
Preferred stock	-	-	206,461	206,009	205,564
Common stock	13,302	13,267	11,968	11,964	11,955
Capital surplus	250,365	244,864	145,352	143,654	142,167
Retained earnings	860,398	853,553	854,508	845,882	845,779
Accum other comprehensive
income (loss), net of tax	4,464	(1,624)	3,072	(5,395)	(5,097)
Total shareholders' equity	1,128,529	1,110,060	1,221,361	1,202,114	1,200,368
Total liabilities and equity	$9,293,215	$9,526,018	$9,368,498	$9,626,870	$9,775,714

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

	Quarter Ended
INCOME STATEMENTS	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Interest and fees on loans-FTE	$84,127	$87,640	$89,672	$91,652	$92,382
Interest on securities-taxable	19,735	19,093	19,524	20,444	21,654
Interest on securities-tax exempt-FTE	2,180	2,183	2,172	2,040	1,834
Interest on fed funds sold and rev repos	8	12	16	19	19
Other interest income	383	377	381	343	313
Total interest income-FTE	106,433	109,305	111,765	114,498	116,202
Interest on deposits	13,904	16,513	18,403	21,430	22,540
Interest on fed funds pch and repos	226	215	282	272	364
Other interest expense	1,592	1,716	1,786	1,980	2,352
Total interest expense	15,722	18,444	20,471	23,682	25,256
Net interest income-FTE	90,711	90,861	91,294	90,816	90,946
Provision for loan losses	15,095	17,709	15,770	26,767	16,866
Net interest income after provision-FTE	75,616	73,152	75,524	64,049	74,080
Service charges on deposit accounts	12,977	14,118	14,157	13,244	12,568
Insurance commissions	6,837	6,391	7,894	7,372	7,422
Wealth management	5,355	5,438	5,589	5,497	5,555
General banking - other	5,880	5,951	5,620	6,063	5,407
Mortgage banking, net	6,072	6,552	8,871	2,543	10,907
Other, net	879	1,814	994	1,693	1,115
Nonint inc-excl sec gains, net	38,000	40,264	43,125	36,412	42,974
Security gains, net	369	19	1,014	4,404	30
Total noninterest income	38,369	40,283	44,139	40,816	43,004
Salaries and employee benefits	42,854	42,209	42,629	40,989	43,425
Services and fees	10,255	9,919	10,124	10,249	10,000
Net occupancy-premises	5,034	5,063	4,862	4,948	5,178
Equipment expense	4,303	4,084	4,104	4,108	4,166
Other expense	13,915	14,372	17,515	18,677	11,638
Total noninterest expense	76,361	75,647	79,234	78,971	74,407
Income before income taxes and tax eq adj	37,624	37,788	40,429	25,894	42,677
Tax equivalent adjustment	3,293	2,569	2,417	2,325	2,397
Income before income taxes	34,331	35,219	38,012	23,569	40,280
Income taxes	10,876	10,742	12,502	6,994	13,795
Net income	23,455	24,477	25,510	16,575	26,485

Preferred stock dividends	-	2,061	2,688	2,687	2,688
Accretion of preferred stock discount	-	8,539	452	445	438
Net income available to common shareholders	$23,455	$13,877	$22,370	$13,443	$23,359

Per common share data
Earnings per share - basic	$0.37	$0.23	$0.39	$0.23	$0.41

Earnings per share - diluted	$0.37	$0.23	$0.39	$0.23	$0.41

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23

Weighted average common shares outstanding
Basic	63,743,302	59,131,451	57,431,128	57,406,499	57,350,874

Diluted	63,933,333	59,287,459	57,559,492	57,546,928	57,398,375

Period end common shares outstanding	63,844,500	63,673,839	57,440,047	57,423,841	57,378,318

OTHER FINANCIAL DATA
Return on common equity	8.47%	5.25%	8.78%	5.38%	9.60%
Return on average tangible common equity	11.98%	7.80%	13.06%	8.20%	14.46%
Return on equity	8.47%	8.05%	8.32%	5.51%	9.01%
Return on assets	1.02%	1.05%	1.07%	0.69%	1.10%
Interest margin - Yield - FTE	5.19%	5.21%	5.24%	5.30%	5.34%
Interest margin - Cost	0.77%	0.88%	0.96%	1.10%	1.16%
Net interest margin - FTE	4.42%	4.33%	4.28%	4.20%	4.18%
Efficiency ratio	59.33%	57.69%	58.95%	58.57%	55.56%
Full-time equivalent employees	2,506	2,524	2,550	2,562	2,589

COMMON STOCK PERFORMANCE
Market value-Close	$24.43	$22.54	$19.05	$19.32	$18.38
Common book value	$17.68	$17.43	$17.67	$17.35	$17.34
Tangible common book value	$12.82	$12.55	$12.24	$11.90	$11.87

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Nonaccrual loans
Florida	$79,687	$74,159	$72,063	$72,185	$83,789
Mississippi (1)	41,795	31,050	28,470	32,040	21,829
Tennessee (2)	12,673	12,749	11,481	2,941	5,763
Texas	31,354	23,204	26,490	25,824	23,122
Total nonaccrual loans	165,509	141,162	138,504	132,990	134,503
Other real estate
Florida	40,145	45,927	34,030	26,387	19,830
Mississippi (1)	23,082	22,373	22,932	15,542	9,932
Tennessee (2)	9,769	10,105	9,809	10,234	9,051
Texas	18,180	11,690	4,918	3,033	3,322
Total other real estate	91,176	90,095	71,689	55,196	42,135
Total nonperforming assets	$256,685	$231,257	$210,193	$188,186	$176,638

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$8,411	$8,901	$6,854	$6,873	$10,004

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$48,571	$46,661	$36,686	$28,523	$21,128

	Quarter Ended
ALLOWANCE FOR LOAN LOSSES	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Beginning Balance	$103,662	$103,016	$101,751	$100,358	$94,922
Provision for loan losses	15,095	17,709	15,770	26,767	16,866
Charge-offs	(19,775)	(20,139)	(18,687)	(27,870)	(14,015)
Recoveries	2,661	3,076	4,182	2,496	2,585
Net charge-offs	(17,114)	(17,063)	(14,505)	(25,374)	(11,430)
Ending Balance	$101,643	$103,662	$103,016	$101,751	$100,358

PROVISION FOR LOAN LOSSES
Florida	$5,501	$11,371	$(3,295)	$28,915	$10,733
Mississippi (1)	3,748	6,310	12,009	(1,044)	4,386
Tennessee (2)	1,314	2,097	159	(659)	1,621
Texas	4,532	(2,069)	6,897	(445)	126
Total provision for loan losses	$15,095	$17,709	$15,770	$26,767	$16,866

NET CHARGE-OFFS
Florida	$8,989	$8,174	$131	$21,167	$6,933
Mississippi (1)	6,777	5,448	9,629	3,267	3,455
Tennessee (2)	426	1,169	872	897	785
Texas	922	2,272	3,873	43	257
Total net charge-offs	$17,114	$17,063	$14,505	$25,374	$11,430

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.08%	1.03%	0.86%	1.48%	0.66%
Provision for loan losses/average loans	0.95%	1.07%	0.93%	1.56%	0.98%
Nonperforming loans/total loans (incl LHFS)	2.61%	2.16%	2.09%	1.94%	1.94%
Nonperforming assets/total loans (incl LHFS)	4.04%	3.53%	3.18%	2.75%	2.54%
Nonperforming assets/total loans (incl LHFS) +ORE	3.99%	3.48%	3.14%	2.72%	2.53%
ALL/total loans (excl LHFS)	1.65%	1.64%	1.61%	1.55%	1.51%
ALL-commercial/total commercial loans	2.10%	2.10%	2.08%	2.01%	1.95%
ALL-consumer/total consumer and home mortgage loans	0.80%	0.80%	0.76%	0.73%	0.73%
ALL/nonperforming loans	61.41%	73.43%	74.38%	76.51%	74.61%
ALL/nonperforming loans (excl impaired loans)	131.36%	150.13%	117.93%	123.15%	137.47%

CAPITAL RATIOS
Total equity/total assets	12.14%	11.65%	13.04%	12.49%	12.28%
Common equity/total assets	12.14%	11.65%	10.83%	10.35%	10.18%
Tangible equity/tangible assets	9.11%	8.67%	10.04%	9.55%	9.37%
Tangible common equity/tangible assets	9.11%	8.67%	7.76%	7.34%	7.20%
Tangible common equity/risk-weighted assets	12.15%	11.55%	10.15%	9.56%	9.43%
Tier 1 leverage ratio	9.81%	9.74%	10.70%	10.38%	10.17%
Tier 1 common risk-based capital ratio	12.14%	11.63%	10.15%	9.66%	9.55%
Tier 1 risk-based capital ratio	13.15%	12.61%	14.11%	13.50%	13.34%
Total risk-based capital ratio	15.15%	14.58%	16.09%	15.45%	15.28%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

Note 1 - Securities Available for Sale and Held to Maturity

The following table is a summary of the estimated fair value of securities available for sale and the amortized cost of securities held to maturity ($ in thousands):

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
SECURITIES AVAILABLE FOR SALE
U.S. Treasury securities	$-	$-	$-	$-	$759
U.S. Government agency obligations
Issued by U.S. Government agencies	18	20	21	23	25
Issued by U.S. Government sponsored agencies	68,574	47,917	24,992	25,189	25,235
Obligations of states and political subdivisions	123,292	117,508	151,427	137,799	125,366
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	11,986	12,192	9,590	10,000	10,658
Issued by FNMA and FHLMC	51,292	49,279	7,229	7,193	79,007
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	1,387,752	1,382,556	1,258,779	1,209,677	1,287,745
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	57,485	68,735	70,359	92,395	76,183
Corporate debt securities	6,166	6,189	6,228	6,152	8,069
Total securities available for sale	$1,706,565	$1,684,396	$1,528,625	$1,488,428	$1,613,047

SECURITIES HELD TO MATURITY
Obligations of states and political subdivisions	$69,975	$74,643	$78,522	$89,331	$95,799
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	6,801	7,044	7,269	7,298	5,325
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	136,054	148,226	153,728	154,655	155,553
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	3,058	3,071	3,084	3,096	-
Total securities held to maturity	$215,888	$232,984	$242,603	$254,380	$256,677

Management continues to focus on asset quality as one of the strategic goals of the securities portfolio, which is evidenced by the investment of approximately 90% of the portfolio in U.S. Government agency-backed obligations and other AAA rated securities.  None of the securities owned by Trustmark are collateralized by assets which are considered sub-prime. Furthermore, outside of membership in the Federal Home Loan Bank of Dallas, Federal Reserve Bank and Depository Trust and Clearing Corporation, Trustmark does not hold any equity investment in government sponsored entities.

Note 2 – Loan Composition

LOANS BY TYPE	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Loans secured by real estate:
Construction, land development and other land loans	$803,942	$830,069	$872,367	$960,945	$1,000,020
Secured by 1-4 family residential properties	1,637,121	1,650,743	1,637,322	1,663,575	1,601,600
Secured by nonfarm, nonresidential properties	1,466,296	1,467,307	1,472,147	1,472,212	1,425,937
Other real estate secured	194,641	197,421	209,957	186,770	184,204
Commercial and industrial loans	1,041,580	1,059,164	1,101,967	1,138,631	1,189,928
Consumer loans	542,488	606,315	661,075	727,399	804,958
Other loans	484,810	508,778	427,605	421,050	433,950
Loans	6,170,878	6,319,797	6,382,440	6,570,582	6,640,597
Allowance for loan losses	(101,643)	(103,662)	(103,016)	(101,751)	(100,358)
Net Loans	$6,069,235	$6,216,135	$6,279,424	$6,468,831	$6,540,239

The allowance for loan losses is maintained at a level believed adequate by Management, based on estimated probable losses within the existing loan portfolio.  Trustmark’s allowance for loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, “Selected Loan Loss Allowance Methodology and Documentation Issues,” as well as on other regulatory guidance. Accordingly, Trustmark’s methodology is based on historical loss experience by type of loan and internal risk ratings, homogeneous risk pools and specific loss allocations, along with adjustments considering environmental factors such as current economic events, industry and geographical conditions and portfolio performance indicators.  The provision for loan losses reflects loan quality trends, including the levels of and trends related to nonaccrual loans, past due loans, potential problem loans, criticized loans and net charge-offs or recoveries, among other factors, in compliance with the Interagency Policy Statement on the Allowance for Loan and Lease Losses published by the governmental regulating agencies for financial services companies.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

Note 2 – Loan Composition (continued)
	March 31, 2010
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$803,942	$183,670	$299,664	$57,320	$263,288
Secured by 1-4 family residential properties	1,637,121	81,297	1,362,648	163,410	29,766
Secured by nonfarm, nonresidential properties	1,466,296	179,637	828,599	213,224	244,836
Other real estate secured	194,641	5,195	161,955	9,586	17,905
Commercial and industrial loans	1,041,580	22,100	767,215	68,973	183,292
Consumer loans	542,488	2,077	504,555	27,674	8,182
Other loans	484,810	29,480	404,848	19,637	30,845
Loans	$6,170,878	$503,456	$4,329,484	$559,824	$778,114

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS BY REGION
Lots	$91,812	$57,436	$23,634	$3,315	$7,427
Development	187,378	27,381	64,546	10,851	84,600
Unimproved land	267,386	71,271	106,402	31,136	58,577
1-4 family construction	121,518	10,247	76,440	5,031	29,800
Other construction	135,848	17,335	28,642	6,987	82,884
Construction, land development and other land loans	$803,942	$183,670	$299,664	$57,320	$263,288

				Classified (3)
FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)
Construction, land development and other land loans:
Lots	$57,436	$23,282	$1,323	$8,630	$9,878	$3,451
Development	27,381	17,026	-	3,682	1,088	12,256
Unimproved land	71,271	46,649	19,915	12,469	1,513	12,752
1-4 family construction	10,247	8,314	1,487	3,013	442	3,372
Other construction	17,335	10,336	-	1,136	6,184	3,016
Construction, land development and other land loans	183,670	105,607	22,725	28,930	19,105	34,847
Commercial, commercial real estate and consumer	319,786	64,047	19,189	19,123	14,133	11,602

Total Florida loans	$503,456	$169,654	$41,914	$48,053	$33,238	$46,449

FLORIDA CREDIT QUALITY (continued)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of NonImpaired Loans
Construction, land development and other land loans:
Lots	$53,985	$6,631	12.28%
Development	15,125	1,943	12.85%
Unimproved land	58,519	7,913	13.52%
1-4 family construction	6,875	1,029	14.97%
Other construction	14,319	2,131	14.88%
Construction, land development and other land loans	148,823	19,647	13.20%
Commercial, commercial real estate and consumer	308,184	5,529	1.79%

Total Florida loans	$457,007	$25,176	5.51%

(1)	Criticized loans equal all special mention and classified loans.
(2)	Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3)	Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4)
All nonaccrual loans over $1 million are individually assessed for impairment.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

Note 2 - Loan Composition (continued)

LOAN COMPOSITION -FLORIDA	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Loans secured by real estate:
Construction, land development and other land loans	$183,670	$198,906	$211,974	$245,494	$276,315
Secured by 1-4 family residential properties	81,297	87,282	92,088	88,007	93,911
Secured by nonfarm, nonresidential properties	179,637	180,267	182,548	180,559	180,649
Other real estate secured	5,195	5,388	12,891	12,900	12,747
Commercial and industrial loans	22,100	19,869	19,762	19,907	18,049
Consumer loans	2,077	2,287	2,276	2,238	2,531
Other loans	29,480	29,655	29,880	21,692	21,823
Loans	$503,456	$523,654	$551,419	$570,797	$606,025

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS - FLORIDA
Lots	$57,436	$61,725	$63,645	$69,005	$74,002
Development	27,381	27,227	28,376	33,533	41,769
Unimproved land	71,271	76,762	83,437	93,379	99,063
1-4 family construction	10,247	10,929	13,237	17,344	25,878
Other construction	17,335	22,263	23,279	32,233	35,603
Construction, land development and other land loans	$183,670	$198,906	$211,974	$245,494	$276,315

Note 3 – Stockholders’ Equity

Common Stock Offering
On December 7, 2009, Trustmark completed a public offering of 6,216,216 shares of its common stock, including 810,810 shares issued pursuant to the exercise of the underwriters’ over-allotment option, at a price of $18.50 per share. Trustmark received net proceeds of approximately $109.3 million after deducting underwriting discounts, commissions and estimated offering expenses.  Proceeds from this offering were used in the redemption of preferred stock discussed below.

Repurchase of Preferred Stock
On November 21, 2008, Trustmark issued 215,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (Senior Preferred Stock) to the U.S. Treasury (Treasury) in a private placement transaction as part of the Troubled Assets Relief Program Capital Purchase Program (TARP CPP), a voluntary initiative for healthy U.S. financial institutions. As part of its participation in the TARP CPP, Trustmark also issued to the Treasury a ten-year warrant (the Warrant) to purchase up to 1,647,931 shares of Trustmark’s common stock, at an initial exercise price of $19.57 per share, subject to customary anti-dilution adjustments.

On December 9, 2009, Trustmark completed the repurchase of its 215,000 shares of Senior Preferred Stock from the Treasury at a purchase price of $215.0 million plus a final accrued dividend of $716.7 thousand.  The repurchase of the Senior Preferred Stock resulted in a one-time, non-cash charge of approximately $8.2 million to net income available to common shareholders in Trustmark’s fourth quarter financial statements for the unaccreted discount recorded at the date of issuance of the Senior Preferred Stock.  In addition, on December 30, 2009, Trustmark repurchased in full from the Treasury, the Warrant to purchase 1,647,931 shares of Trustmark’s common stock, which was issued to the Treasury pursuant to the TARP CPP.  The purchase price paid by Trustmark to the Treasury for the Warrant was its fair value of $10.0 million.

Note 4 – Yields on Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Securities – Taxable	4.73%	4.82%	4.94%	5.16%	5.22%
Securities – Nontaxable	5.82%	5.82%	5.96%	6.23%	6.72%
Securities – Total	4.82%	4.91%	5.02%	5.24%	5.31%
Loans	5.32%	5.31%	5.32%	5.34%	5.37%
FF Sold & Rev Repo	0.31%	0.45%	0.50%	0.36%	0.48%
Other Earning Assets	3.36%	3.38%	3.44%	2.92%	3.14%
Total Earning Assets	5.19%	5.21%	5.24%	5.30%	5.34%

Interest-bearing Deposits	1.01%	1.21%	1.33%	1.54%	1.66%
FF Pch & Repo	0.15%	0.15%	0.17%	0.19%	0.22%
Borrowings	1.64%	1.57%	1.54%	1.48%	1.16%
Total Interest-bearing Liabilities	0.97%	1.14%	1.23%	1.41%	1.46%

Net interest margin	4.42%	4.33%	4.28%	4.20%	4.18%

During the first quarter of 2010, the net interest margin increased 24 basis points to 4.42%, from 4.18% for the first quarter of 2009. The increase is due to decreasing deposit costs, offset somewhat by a modest decline in earning asset yields.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

Note 5 – Other Noninterest Expense

Other noninterest expense consisted of the following ($ in thousands):

	Quarter Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
FDIC assessment expense	$3,147	$2,865	$2,913	$7,253	$2,777
ORE/Foreclosure expense	3,011	3,581	5,870	2,733	630
Other expense	7,757	7,926	8,732	8,691	8,231
Total other expense	$13,915	$14,372	$17,515	$18,677	$11,638

Note 6 – Mortgage Banking

Trustmark utilizes a portfolio of derivative instruments to achieve a fair value return that offsets the changes in the fair value of mortgage servicing rights (MSR) attributable to interest rates. Changes in the fair value of these derivative instruments are recorded in noninterest income in mortgage banking, net and are offset by the changes in the fair value of MSR.  MSR fair values represent the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the change in fair value of the MSR attributable to interest rate changes. The impact of implementing this strategy resulted in a net positive ineffectiveness of $1.0 million and $2.1 million for the quarters ended March 31, 2010 and 2009, respectively.  The accompanying table shows that the MSR value decreased $3.1 million for the quarter ended March 31, 2010 primarily due to a decline in mortgage rates.  Offsetting the MSR change is a $4.1 million increase in the value of derivative instruments primarily from hedge income resulting from a steep yield curve and option premium.

The following table illustrates the components of mortgage banking revenues included in noninterest income in the accompanying income statements:

	Quarter Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Mortgage servicing income, net	$3,449	$3,763	$4,092	$4,029	$4,001
Change in fair value-MSR from runoff	(1,170)	(1,219)	(1,608)	(3,097)	(2,643)
Gain on sales of loans, net	3,755	3,738	4,081	8,932	4,004
Other, net	(1,002)	(139)	179	(2,708)	3,490
Mortgage banking income before hedge ineffectiveness	5,032	6,143	6,744	7,156	8,852
Change in fair value-MSR from market changes	(3,067)	2,710	(9,344)	13,593	(352)
Change in fair value of derivatives	4,107	(2,301)	11,471	(18,206)	2,407
Net positive (negative) hedge ineffectiveness	1,040	409	2,127	(4,613)	2,055
Mortgage banking, net	$6,072	$6,552	$8,871	$2,543	$10,907

During the first quarter of 2010, Trustmark completed the final settlement of the sale of approximately $920.9 million in mortgages serviced for others, which reduced Trustmark’s MSR by approximately $8.5 million.   The effect of this transaction did not have a material impact on Trustmark's results of operations.

Note 7 – Non-GAAP Financial Measures

In addition to capital ratios defined by generally accepted accounting principles (GAAP) and banking regulators, Trustmark utilizes various tangible common equity measures when evaluating capital utilization and adequacy.  Tangible common equity, as defined by Trustmark, represents common equity less goodwill and identifiable intangible assets.

Trustmark believes these measures are important because they reflect the level of capital available to withstand unexpected market conditions. Additionally, presentation of these measures allows readers to compare certain aspects of Trustmark’s capitalization to other organizations.  These ratios differ from capital measures defined by banking regulators principally in that the numerator excludes shareholders’ equity associated with preferred securities, the nature and extent of which varies across organizations.

These calculations are intended to complement the capital ratios defined by GAAP and banking regulators.  Because GAAP does not include these capital ratio measures, Trustmark believes there are no comparable GAAP financial measures to these tangible common equity ratios.  Despite the importance of these measures to Trustmark, there are no standardized definitions for them and, as a result, Trustmark’s calculations may not be comparable with other organizations. Also there may be limits in the usefulness of these measures to investors. As a result, Trustmark encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure. The following table reconciles Trustmark’s calculation of these measures to amounts reported under GAAP.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL INFORMATION March 31, 2010 ($ in thousands) (unaudited)

Note 7 - Non-GAAP Financial Measures (continued)
			Quarter Ended
			3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
TANGIBLE COMMON EQUITY
AVERAGE BALANCES
Total shareholders' equity			$1,123,356	$1,205,712	$1,216,987	$1,207,202	$1,192,398
Less:	Preferred stock		-	(157,270)	(206,308)	(205,860)	(205,417)
Total average common equity			1,123,356	1,048,442	1,010,679	1,001,342	986,981
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(19,484)	(20,426)	(21,430)	(22,424)	(23,440)
Total average tangible common equity			$812,768	$736,912	$698,145	$687,814	$672,437

PERIOD END BALANCES
Total shareholders' equity			$1,128,529	$1,110,060	$1,221,361	$1,202,114	$1,200,368
Less:	Preferred stock		-	-	(206,461)	(206,009)	(205,564)
Total common equity			1,128,529	1,110,060	1,014,900	996,105	994,804
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(18,944)	(19,825)	(20,819)	(21,820)	(22,820)
Total tangible common equity		(a)	$818,481	$799,131	$702,977	$683,181	$680,880

TANGIBLE ASSETS
Total assets			$9,293,215	$9,526,018	$9,368,498	$9,626,870	$9,775,714
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(18,944)	(19,825)	(20,819)	(21,820)	(22,820)
Total tangible assets		(b)	$8,983,167	$9,215,089	$9,056,575	$9,313,946	$9,461,790

Risk-weighted assets		(c)	$6,737,084	$6,918,802	$6,923,907	$7,144,278	$7,216,846

NET INCOME ADJUSTED FOR INTANGIBLE AMORTIZATION
Net income available to common shareholders			$23,455	$13,877	$22,370	$13,443	$23,359
Plus:	Intangible amortization net of tax		545	614	619	618	618
Net income adjusted for intangible amortization			$24,000	$14,491	$22,989	$14,061	$23,977

Period end common shares outstanding		(d)	63,844,500	63,673,839	57,440,047	57,423,841	57,378,318

TANGIBLE COMMON EQUITY MEASUREMENTS
Return on average tangible common equity 1			11.98%	7.80%	13.06%	8.20%	14.46%
Tangible common equity/tangible assets		(a)/(b)	9.11%	8.67%	7.76%	7.34%	7.20%
Tangible common equity/risk-weighted assets		(a)/(c)	12.15%	11.55%	10.15%	9.56%	9.43%
Tangible common book value		(a)/(d)*1,000	$12.82	$12.55	$12.24	$11.90	$11.87

TIER 1 COMMON RISK-BASED CAPITAL
Total shareholders' equity			$1,128,529	$1,110,060	$1,221,361	$1,202,114	$1,200,368
Eliminate qualifying AOCI			(4,464)	1,624	(3,072)	5,395	5,097
Qualifying tier 1 capital			68,000	68,000	68,000	68,000	68,000
Disallowed goodwill			(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
Adj to goodwill allowed for deferred taxes			9,158	8,805	8,453	8,100	7,748
Other disallowed intangibles			(18,944)	(19,825)	(20,819)	(21,820)	(22,820)
Disallowed servicing intangible			(5,004)	(5,051)	(5,604)	(6,331)	(4,526)
Total tier 1 capital			$886,171	$872,509	$977,215	$964,354	$962,763
Less:	Qualifying tier 1 capital		(68,000)	(68,000)	(68,000)	(68,000)	(68,000)
	Preferred stock		-	-	(206,461)	(206,009)	(205,564)
Total tier 1 common capital		(e)	$818,171	$804,509	$702,754	$690,345	$689,199

Tier 1 common risk-based capital ratio		(e)/(c)	12.14%	11.63%	10.15%	9.66%	9.55%

1 Calculation = ((net income adjusted for intangible amortization/number of days in period)*number of days in year)/total average tangible common equity